U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



     Date of Report (Date of earliest event reported):   JANUARY 31, 1999
                                                       --------------------



  PERFORMANCE ASSET MANAGEMENT FUND IV, LTD., A CALIFORNIA LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          CALIFORNIA               0-28710                  33-0548134
      -----------------          ------------           -------------------
       (State or other           (Commission             (I.R.S. Employer
        Jurisdiction             File Number)           Identification No.)
      of incorporation)


            222 SOUTH HARBOR BLVD., SUITE 400
                   ANAHEIM, CALIFORNIA                        92805
          ----------------------------------------          -----------
          (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:      (714) 502-3780
                                                   -------------------------


         4100 NEWPORT PLACE, SUITE 400, NEWPORT BEACH, CALIFORNIA 92660
  -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

As previously reported to the Commission, on December 23, 1998, Performance Asset Management Fund IV, Ltd., a California limited partnership (the "Company"), filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filing was made in the United States Bankruptcy Court for the Central District of California (the "Court") in Case No. SA 98-27040-RA.

On February 4, 2002, six entities, including the Company, emerged from their cases under Chapter 11 of the Bankruptcy Code pursuant to a plan of reorganization by transferring their assets and liabilities to one entity named Performance Capital Management, LLC ("PCM"). Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended, PCM is the successor reporting issuer to the Company. PCM's filings with the Commission may be accessed through the Commission's web site, www.sec.gov.
                               -----------

On December 30, 1998, the Court appointed a Trustee to administer the Company and its affairs during the bankruptcy proceeding.

The Company filed monthly reports with the Court pursuant to Rule 2015 under the United States Bankruptcy Code for the months of January 1999 through January 2002 (the "Monthly Reports"). During the bankruptcy proceeding, the Trustee did not file the Monthly Reports with the Commission. PCM recently requested and received copies of the Monthly Reports from the Trustee, copies of which are attached hereto as exhibits. Copies of any bank statements originally filed with the Bankruptcy Court as part of the Monthly Reports have been omitted from Exhibits 99.1 through 99.37.

As the successor reporting issuer, PCM is filing the monthly reports attached hereto as Exhibits 99.1 to 99.37 in order to fill gaps in the public disclosure records of the Company. PCM believes it has accurately retrieved true and correct copies of the Monthly Reports filed by the Trustee. PCM did not participate in the preparation of the Monthly Reports, makes no representation concerning their content or accuracy and expressly disclaims any responsibility for their content or accuracy. PCM cautions readers not to place undue reliance upon the information contained in the Monthly Reports. The Monthly Reports contain information that has not been audited or reviewed by independent accountants, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Monthly Reports are complete. The information in the Monthly Reports is not indicative of PCM's financial condition or operating results for future periods. PCM does not undertake any obligation to update or revise the Monthly Reports.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     Exhibit
     Number    Description
     ------    -----------

     99.1 Monthly Reports of Performance Asset Management Fund IV, Ltd. for January 1999

     99.2 Monthly Reports of Performance Asset Management Fund IV, Ltd. for February 1999

     99.3 Monthly Reports of Performance Asset Management Fund IV, Ltd. for March 1999

     99.4 Monthly Reports of Performance Asset Management Fund IV, Ltd. for April 1999

     99.5 Monthly Reports of Performance Asset Management Fund IV, Ltd. for May 1999

     99.6 Monthly Reports of Performance Asset Management Fund IV, Ltd. for June 1999

     99.7 Monthly Reports of Performance Asset Management Fund IV, Ltd. for July 1999

     99.8 Monthly Report of Performance Asset Management Fund IV, Ltd. for August 1999

     99.9 Monthly Reports of Performance Asset Management Fund IV, Ltd. for September 1999

     99.10 Monthly Reports of Performance Asset Management Fund IV, Ltd. for October 1999

     99.11 Monthly Reports of Performance Asset Management Fund IV, Ltd. for November 1999

     99.12 Monthly Reports of Performance Asset Management Fund IV, Ltd. for December 1999

     99.13 Monthly Reports of Performance Asset Management Fund IV, Ltd. for January 2000

     99.14 Monthly Reports of Performance Asset Management Fund IV, Ltd. for February 2000

     99.15 Monthly Reports of Performance Asset Management Fund IV, Ltd. for March 2000

     99.16 Monthly Reports of Performance Asset Management Fund IV, Ltd. for April 2000

     99.17 Monthly Reports of Performance Asset Management Fund IV, Ltd. for May 2000

     99.18 Monthly Reports of Performance Asset Management Fund IV, Ltd. for June 2000

     99.19 Monthly Reports of Performance Asset Management Fund IV, Ltd. for July 2000

     99.20 Monthly Reports of Performance Asset Management Fund IV, Ltd. for August 2000

     99.21 Monthly Reports of Performance Asset Management Fund IV, Ltd. for September 2000

     99.22 Monthly Reports of Performance Asset Management Fund IV, Ltd. for October 2000

     99.23 Monthly Reports of Performance Asset Management Fund IV, Ltd. for November 2000

     99.24 Monthly Reports of Performance Asset Management Fund IV, Ltd. for December 2000

     99.25 Monthly Reports of Performance Asset Management Fund IV, Ltd. for January 2001

     99.26 Monthly Reports of Performance Asset Management Fund IV, Ltd. for February 2001

     99.27 Monthly Reports of Performance Asset Management Fund IV, Ltd. for March 2001

     99.28 Monthly Reports of Performance Asset Management Fund IV, Ltd. for April 2001

     99.29 Monthly Reports of Performance Asset Management Fund IV, Ltd. for May 2001

     99.30 Monthly Reports of Performance Asset Management Fund IV, Ltd. for June 2001

     99.31 Monthly Reports of Performance Asset Management Fund IV, Ltd. for July 2001

     99.32 Monthly Reports of Performance Asset Management Fund IV, Ltd. for August 2001

     99.33 Monthly Reports of Performance Asset Management Fund IV, Ltd. for September 2001

     99.34 Monthly Reports of Performance Asset Management Fund IV, Ltd. for October 2001

     99.35 Monthly Reports of Performance Asset Management Fund IV, Ltd. for November 2001

     99.36 Monthly Reports of Performance Asset Management Fund IV, Ltd. for December 2001

     99.37 Monthly Reports of Performance Asset Management Fund IV, Ltd. for January 2002




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    PERFORMANCE ASSET MANAGEMENT FUND IV, LTD.

                                    By PERFORMANCE CAPITAL MANAGEMENT, LLC,
                                    Its Successor Reporting Issuer



    April 24, 2003                    By:  /s/ David J. Caldwell
----------------------                   -------------------------------------
       (Date)                              Name:  David J. Caldwell
                                                 -----------------------------
                                           Its:   Chief Operating Officer
                                                 -----------------------------

                                  EXHIBIT INDEX


    Exhibit
    Number     Description
    ------     -----------

     99.1 Monthly Reports of Performance Asset Management Fund IV, Ltd. for January 1999

     99.2 Monthly Reports of Performance Asset Management Fund IV, Ltd. for February 1999

     99.3 Monthly Reports of Performance Asset Management Fund IV, Ltd. for March 1999

     99.4 Monthly Reports of Performance Asset Management Fund IV, Ltd. for April 1999

     99.5 Monthly Reports of Performance Asset Management Fund IV, Ltd. for May 1999

     99.6 Monthly Reports of Performance Asset Management Fund IV, Ltd. for June 1999

     99.7 Monthly Reports of Performance Asset Management Fund IV, Ltd. for July 1999

     99.8 Monthly Report of Performance Asset Management Fund IV, Ltd. for August 1999

     99.9 Monthly Reports of Performance Asset Management Fund IV, Ltd. for September 1999

     99.10 Monthly Reports of Performance Asset Management Fund IV, Ltd. for October 1999

     99.11 Monthly Reports of Performance Asset Management Fund IV, Ltd. for November 1999

     99.12 Monthly Reports of Performance Asset Management Fund IV, Ltd. for December 1999

     99.13 Monthly Reports of Performance Asset Management Fund IV, Ltd. for January 2000

     99.14 Monthly Reports of Performance Asset Management Fund IV, Ltd. for February 2000

     99.15 Monthly Reports of Performance Asset Management Fund IV, Ltd. for March 2000

     99.16 Monthly Reports of Performance Asset Management Fund IV, Ltd. for April 2000

     99.17 Monthly Reports of Performance Asset Management Fund IV, Ltd. for May 2000

     99.18 Monthly Reports of Performance Asset Management Fund IV, Ltd. for June 2000

     99.19 Monthly Reports of Performance Asset Management Fund IV, Ltd. for July 2000

     99.20 Monthly Reports of Performance Asset Management Fund IV, Ltd. for August 2000

     99.21 Monthly Reports of Performance Asset Management Fund IV, Ltd. for September 2000

     99.22 Monthly Reports of Performance Asset Management Fund IV, Ltd. for October 2000

     99.23 Monthly Reports of Performance Asset Management Fund IV, Ltd. for November 2000

     99.24 Monthly Reports of Performance Asset Management Fund IV, Ltd. for December 2000

     99.25 Monthly Reports of Performance Asset Management Fund IV, Ltd. for January 2001

     99.26 Monthly Reports of Performance Asset Management Fund IV, Ltd. for February 2001

     99.27 Monthly Reports of Performance Asset Management Fund IV, Ltd. for March 2001

     99.28 Monthly Reports of Performance Asset Management Fund IV, Ltd. for April 2001

     99.29 Monthly Reports of Performance Asset Management Fund IV, Ltd. for May 2001

     99.30 Monthly Reports of Performance Asset Management Fund IV, Ltd. for June 2001

     99.31 Monthly Reports of Performance Asset Management Fund IV, Ltd. for July 2001

     99.32 Monthly Reports of Performance Asset Management Fund IV, Ltd. for August 2001

     99.33 Monthly Reports of Performance Asset Management Fund IV, Ltd. for September 2001

     99.34 Monthly Reports of Performance Asset Management Fund IV, Ltd. for October 2001

     99.35 Monthly Reports of Performance Asset Management Fund IV, Ltd. for November 2001

     99.36 Monthly Reports of Performance Asset Management Fund IV, Ltd. for December 2001

     99.37 Monthly Reports of Performance Asset Management Fund IV, Ltd. for January 2002